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Exhibit 19.1

SLM Student Loan Trust 1995-1
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2003

TO:	Indenture Trustee	Eligible Lender Trustee
	Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, National Association
	100 Plaza One, MS JCY03 0606	Christiana Center/OPS4, 500 Stanton Christiana Road
	Jersey City, New Jersey 07311	Newark, Delaware 19713
	Attn: Corporate Trust & Agency Group	Attn: Corporate Trust Department
Copy:		The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2003 through October 27,2003 under this Agreement and under the Servicing Agreement dated as of October 26,1995 (as amended and restated as of April 26, 1996) has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE Inc., as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ ROBERT A. CRAWFORD Robert A. Crawford, Senior Vice President and Controller

/s/ C.E. ANDREWS C. E. Andrews, Executive Vice President, Accounting and Risk Management

Sallie Mae Student Loan Trust 1995-1
Officer's Certificate

Indenture Trustee	Eligible Lender Trustee
Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, NA
60 Wall Street, 26th Floor	500 Stanton Christiana Rd
MS NYC60-2606/CTAG	3rd Floor/OPS4
New York, NY 10005	Newark, DE 19713
Attn: Michele Voon	Corporate Trust Division
(212) 250-7699	(302) 552-6279

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2003 through December 31, 2003 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

        February 11, 2004

Sallie Mae, Inc., as Administrator

/s/ MARK DALY Mark Daly Managing Director, Corporate Finance	/s/ J. LANCE FRANKE J. Lance Franke Sr. Vice President, Corporate Finance

SLM Student Loan Trust 1996-1
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2004

TO:	Indenture Trustee	Eligible Lender Trustee
	Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, National Association
	100 Plaza One, MS JCY03 0606	Christiana Center/OPS4, 500 Stanton Christiana Road
	Jersey City, New Jersey 07311	Newark, Delaware 19713
	Attn: Corporate Trust & Agency Group	Attn: Corporate Trust Department
Copy:		The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2004 through December 31, 2004 under this Agreement and under the Servicing Agreement dated as of March 6,1996 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE Inc., as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ ROBERT A. CRAWFORD Robert A. Crawford, Senior Vice President and Controller

/s/ C.E. ANDREWS C. E. Andrews, Executive Vice President, Accounting and Risk Management

Sallie Mae Student Loan Trust 1996-1
Officer's Certificate

Indenture Trustee	Eligible Lender Trustee
Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, NA
60 Wall Street, 26th Floor	500 Stanton Christiana Rd
MS NYC60-2606/CTAG	3rd Floor/OPS4
New York, NY 10005	Newark, DE 19713
Attn: Michele Voon	Corporate Trust Division
(212) 250-7699	(302) 552-6279

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2003 through December 31, 2003 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

        February 11, 2004

Sallie Mae, Inc., as Administrator

/s/ MARK DALY Mark Daly Managing Director, Corporate Finance	/s/ J. LANCE FRANKE J. Lance Franke Sr. Vice President, Corporate Finance

SLM Student Loan Trust 1996-2
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2004

TO:	Indenture Trustee	Eligible Lender Trustee
	Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, National Association
	100 Plaza One, MS JCY03 0606	Christiana Center/OPS4, 500 Stanton Christiana Road
	Jersey City, New Jersey 07311	Newark, Delaware 19713
	Attn: Corporate Trust & Agency Group	Attn: Corporate Trust Department
Copy: The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2004 through December 31, 2004 under this Agreement and under the Servicing Agreement dated as of April 26,1996 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE Inc., as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ ROBERT A. CRAWFORD Robert A. Crawford, Senior Vice President and Controller

/s/ C.E. ANDREWS C. E. Andrews, Executive Vice President, Accounting and Risk Management

SLM Student Loan Trust 1996-2
Officer's Certificate

Indenture Trustee	Eligible Lender Trustee
Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, NA
60 Wall Street, 26th Floor	500 Stanton Christiana Rd
MS NYC60-2606/CTAG	3rd Floor/OPS4
New York, NY 10005	Newark, DE 19713
Attn: Michele Voon	Corporate Trust Division
(212) 250-7699	(302) 552-6279

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2003 through December 31, 2003 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

        February 11, 2004

Sallie Mae, Inc., as Administrator

/s/ MARK DALY Mark Daly Managing Director, Corporate Finance Sallie Mae, Inc.	/s/ J. LANCE FRANKE J. Lance Franke Sr. Vice President, Corporate Finance Sallie Mae, Inc.

SLM Student Loan Trust 1996-3
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2004

TO:	Indenture Trustee	Eligible Lender Trustee
	Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, National Association
	100 Plaza One, MS JCY03 0606	Christiana Center/OPS4, 500 Stanton Christiana Road
	Jersey City, New Jersey 07311	Newark, Delaware 19713
	Attn: Corporate Trust & Agency Group	Attn: Corporate Trust Department
Copy:		The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2004 through December 31, 2004 under this Agreement and under the Servicing Agreement dated as of July 9, 1996 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE Inc., as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ ROBERT A. CRAWFORD Robert A. Crawford, Senior Vice President and Controller

/s/ C. E. ANDREWS C. E. Andrews, Executive Vice President, Accounting and Risk Management

SLM Student Loan Trust 1996-3
Officer's Certificate

Indenture Trustee	Eligible Lender Trustee
Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, NA
60 Wall Street, 26th Floor	500 Stanton Christiana Rd
MS NYC60-2606/CTAG	3rd Floor/OPS4
New York, NY 10005	Newark, DE 19713
Attn: Michele Voon	Corporate Trust Division
(212) 250-7699	(302) 552-6279

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2003 through December 31, 2003 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

        February 11, 2004

Sallie Mae, Inc., as Administrator

/s/ MARK DALY Mark Daly Managing Director, Corporate Finance Sallie Mae, Inc.	/s/ J. LANCE FRANKE J. Lance Franke Sr. Vice President, Corporate Finance Sallie Mae, Inc.

SLM Student Loan Trust 1996-4
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2004

TO:	Indenture Trustee	Eligible Lender Trustee
	Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, National Association
	100 Plaza One, MS JCY03 0606	Christiana Center/OPS4, 500 Stanton Christiana Road
	Jersey City, New Jersey 07311	Newark, Delaware 19713
	Attn: Corporate Trust & Agency Group	Attn: Corporate Trust Department
Copy:		The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2004 through December 31, 2004 under this Agreement and under the Servicing Agreement dated as of October 3, 1996 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE Inc., as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ ROBERT A. CRAWFORD Robert A. Crawford, Senior Vice President and Controller

/s/ C. E. ANDREWS C. E. Andrews, Executive Vice President, Accounting and Risk Management

SLM Student Loan Trust 1996-4
Officer's Certificate

Indenture Trustee	Eligible Lender Trustee
Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, NA
60 Wall Street, 26th Floor	500 Stanton Christiana Rd
MS NYC60-2606/CTAG	3rd Floor/OPS4
New York, NY 10005	Newark, DE 19713
Attn: Michele Voon	Corporate Trust Division
(212) 250-7699	(302) 552-6279

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2003 through December 31, 2003 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

        February 11, 2004

Sallie Mae, Inc., as Administrator

/s/ MARK DALY Mark Daly Managing Director, Corporate Finance Sallie Mae, Inc.	/s/ J. LANCE FRANKE J. Lance Franke Sr. Vice President, Corporate Finance Sallie Mae, Inc.

SLM Student Loan Trust 1997-1
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2004

TO:	Indenture Trustee	Eligible Lender Trustee
	Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, National Association
	100 Plaza One, MS JCY03 0606	Christiana Center/OPS4, 500 Stanton Christiana Road
	Jersey City, New Jersey 07311	Newark, Delaware 19713
	Attn: Corporate Trust & Agency Group	Attn: Corporate Trust Department
Copy:		The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2004 through December 31, 2004 under this Agreement and under the Servicing Agreement dated as of March 20, 1997 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE Inc., as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ ROBERT A. CRAWFORD Robert A. Crawford, Senior Vice President and Controller

/s/ C. E. ANDREWS C. E. Andrews, Executive Vice President, Accounting and Risk Management

SLM Student Loan Trust 1997-1
Officer's Certificate

Indenture Trustee	Eligible Lender Trustee
Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, NA
60 Wall Street, 26th Floor	500 Stanton Christiana Rd
MS NYC60-2606/CTAG	3rd Floor/OPS4
New York, NY 10005	Newark, DE 19713
Attn: Michele Voon	Corporate Trust Division
(212) 250-7699	(302) 552-6279

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2003 through December 31, 2003 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

        February 11, 2004

Sallie Mae, Inc., as Administrator

/s/ MARK DALY Mark Daly Managing Director, Corporate Finance Sallie Mae, Inc.	/s/ J. LANCE FRANKE J. Lance Franke Sr. Vice President, Corporate Finance Sallie Mae, Inc.

SLM Student Loan Trust 1997-2
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2004

TO:	Indenture Trustee	Eligible Lender Trustee
	Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, National Association
	100 Plaza One, MS JCY03 0606	Christiana Center/OPS4, 500 Stanton Christiana Road
	Jersey City, New Jersey 07311	Newark, Delaware 19713
	Attn: Corporate Trust & Agency Group	Attn: Corporate Trust Department
Copy:		The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2004 through December 31, 2004 under this Agreement and under the Servicing Agreement dated as of June 18, 1997 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE Inc., as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ ROBERT A. CRAWFORD Robert A. Crawford, Senior Vice President and Controller

/s/ C. E. ANDREWS C. E. Andrews, Executive Vice President, Accounting and Risk Management

SLM Student Loan Trust 1997-2
Officer's Certificate

Indenture Trustee	Eligible Lender Trustee
Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, NA
60 Wall Street, 26th Floor	500 Stanton Christiana Rd
MS NYC60-2606/CTAG	3rd Floor/OPS4
New York, NY 10005	Newark, DE 19713
Attn: Michele Voon	Corporate Trust Division
(212) 250-7699	(302) 552-6279

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2003 through December 31, 2003 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

        February 11, 2004

Sallie Mae, Inc., as Administrator

/s/ MARK DALY Mark Daly Managing Director, Corporate Finance Sallie Mae, Inc.	/s/ J. LANCE FRANKE J. Lance Franke Sr. Vice President, Corporate Finance Sallie Mae, Inc.

SLM Student Loan Trust 1997-3
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2004

TO:	Indenture Trustee	Eligible Lender Trustee
	Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, National Association
	100 Plaza One, MS JCY03 0606	Christiana Center/OPS4, 500 Stanton Christiana Road
	Jersey City, New Jersey 07311	Newark, Delaware 19713
	Attn: Corporate Trust & Agency Group	Attn: Corporate Trust Department
Copy:		The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2004 through December 31, 2004 under this Agreement and under the Servicing Agreement dated as of September 11, 1997 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE Inc., as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ ROBERT A. CRAWFORD Robert A. Crawford, Senior Vice President and Controller

/s/ C. E. ANDREWS C. E. Andrews, Executive Vice President, Accounting and Risk Management

SLM Student Loan Trust 1997-3
Officer's Certificate

Indenture Trustee	Eligible Lender Trustee
Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, NA
60 Wall Street, 26th Floor	500 Stanton Christiana Rd
MS NYC60-2606/CTAG	3rd Floor/OPS4
New York, NY 10005	Newark, DE 19713
Attn: Michele Voon	Corporate Trust Division
(212) 250-7699	(302) 552-6279

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2003 through December 31, 2003 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

        February 11, 2004

Sallie Mae, Inc., as Administrator

/s/ MARK DALY Mark Daly Managing Director, Corporate Finance Sallie Mae, Inc.	/s/ J. LANCE FRANKE J. Lance Franke Sr. Vice President, Corporate Finance Sallie Mae, Inc.

SLM Student Loan Trust 1997-4
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2004

TO:	Indenture Trustee	Eligible Lender Trustee
	Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, National Association
	100 Plaza One, MS JCY03 0606	Christiana Center/OPS4, 500 Stanton Christiana Road
	Jersey City, New Jersey 07311	Newark, Delaware 19713
	Attn: Corporate Trust & Agency Group	Attn: Corporate Trust Department
Copy:		The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2004 through December 31, 2004 under this Agreement and under the Servicing Agreement dated as of November 12, 1997 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE Inc., as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ ROBERT A. CRAWFORD Robert A. Crawford, Senior Vice President and Controller

/s/ C. E. ANDREWS C. E. Andrews, Executive Vice President, Accounting and Risk Management

SLM Student Loan Trust 1997-4
Officer's Certificate

Indenture Trustee	Eligible Lender Trustee
Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, NA
60 Wall Street, 26th Floor	500 Stanton Christiana Rd
MS NYC60-2606/CTAG	3rd Floor/OPS4
New York, NY 10005	Newark, DE 19713
Attn: Michele Voon	Corporate Trust Division
(212) 250-7699	(302) 552-6279

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2003 through December 31, 2003 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

        February 11, 2004

Sallie Mae, Inc., as Administrator

/s/ MARK DALY Mark Daly Managing Director, Corporate Finance Sallie Mae, Inc.	/s/ J. LANCE FRANKE J. Lance Franke Sr. Vice President, Corporate Finance Sallie Mae, Inc.

SLM Student Loan Trust 1998-1
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2004

TO:	Indenture Trustee	Eligible Lender Trustee
	Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, National Association
	100 Plaza One, MS JCY03 0606	Christiana Center/OPS4, 500 Stanton Christiana Road
	Jersey City, New Jersey 07311	Newark, Delaware 19713
	Attn: Corporate Trust & Agency Group	Attn: Corporate Trust Department
Copy:		The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2004 through December 31, 2004 under this Agreement and under the Servicing Agreement dated as of March 19, 1998 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE Inc., as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ ROBERT A. CRAWFORD Robert A. Crawford, Senior Vice President and Controller

/s/ C. E. ANDREWS C. E. Andrews, Executive Vice President, Accounting and Risk Management

SLM Student Loan Trust 1998-1
Officer's Certificate

Indenture Trustee	Eligible Lender Trustee
Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, NA
60 Wall Street, 26th Floor	500 Stanton Christiana Rd
MS NYC60-2606/CTAG	3rd Floor/OPS4
New York, NY 10005	Newark, DE 19713
Attn: Michele Voon	Corporate Trust Division
(212) 250-7699	(302) 552-6279

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2003 through December 31, 2003 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

        February 11, 2004

Sallie Mae, Inc., as Administrator

/s/ MARK DALY Mark Daly Managing Director, Corporate Finance Sallie Mae, Inc.	/s/ J. LANCE FRANKE J. Lance Franke Sr. Vice President, Corporate Finance Sallie Mae, Inc.

SLM Student Loan Trust 1998-2
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2004

TO:	Indenture Trustee	Eligible Lender Trustee
	Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, National Association
	100 Plaza One, MS JCY03 0606	Christiana Center/OPS4, 500 Stanton Christiana Road
	Jersey City, New Jersey 07311	Newark, Delaware 19713
	Attn: Corporate Trust & Agency Group	Attn: Corporate Trust Department
Copy:		The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2004 through December 31, 2004 under this Agreement and under the Servicing Agreement dated as of June 18, 1998 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE Inc., as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ ROBERT A. CRAWFORD Robert A. Crawford, Senior Vice President and Controller

/s/ C. E. ANDREWS C. E. Andrews, Executive Vice President, Accounting and Risk Management

SLM Student Loan Trust 1998-2
Officer's Certificate

Indenture Trustee	Eligible Lender Trustee
Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, NA
60 Wall Street, 26th Floor	500 Stanton Christiana Rd
MS NYC60-2606/CTAG	3rd Floor/OPS4
New York, NY 10005	Newark, DE 19713
Attn: Michele Voon	Corporate Trust Division
(212) 250-7699	(302) 552-6279

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2003 through December 31, 2003 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

        February 11, 2004

Sallie Mae, Inc., as Administrator

/s/ MARK DALY Mark Daly Managing Director, Corporate Finance Sallie Mae, Inc.	/s/ J. LANCE FRANKE J. Lance Franke Sr. Vice President, Corporate Finance Sallie Mae, Inc.

SLM Student Loan Trust 1999-1
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2004

TO:	Indenture Trustee	Eligible Lender Trustee
	Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, National Association
	100 Plaza One, MS JCY03 0606	Christiana Center/OPS4, 500 Stanton Christiana Road
	Jersey City, New Jersey 07311	Newark, Delaware 19713
	Attn: Corporate Trust & Agency Group	Attn: Corporate Trust Department
Copy:		The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2004 through December 31, 2004 under this Agreement and under the Servicing Agreement dated as of June 29, 1999 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE Inc., as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ ROBERT A. CRAWFORD Robert A. Crawford, Senior Vice President and Controller

/s/ C. E. ANDREWS C. E. Andrews, Executive Vice President, Accounting and Risk Management

SLM Student Loan Trust 1999-1
Officer's Certificate

Indenture Trustee	Eligible Lender Trustee
Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, NA
60 Wall Street, 26th Floor	500 Stanton Christiana Rd
MS NYC60-2606/CTAG	3rd Floor/OPS4
New York, NY 10005	Newark, DE 19713
Attn: Michele Voon	Corporate Trust Division
(212) 250-7699	(302) 552-6279

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2003 through December 31, 2003 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

        February 11, 2004

Sallie Mae, Inc., as Administrator

/s/ MARK DALY Mark Daly Managing Director, Corporate Finance Sallie Mae, Inc.	/s/ J. LANCE FRANKE J. Lance Franke Sr. Vice President, Corporate Finance Sallie Mae, Inc.

SLM Student Loan Trust 1999-2
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2004

TO:	Indenture Trustee	Eligible Lender Trustee
	Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, National Association
	100 Plaza One, MS JCY03 0606	Christiana Center/OPS4, 500 Stanton Christiana Road
	Jersey City, New Jersey 07311	Newark, Delaware 19713
	Attn: Corporate Trust & Agency Group	Attn: Corporate Trust Department
Copy:		The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2004 through December 31, 2004 under this Agreement and under the Servicing Agreement dated as of August 12, 1999 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE Inc., as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ ROBERT A. CRAWFORD Robert A. Crawford, Senior Vice President and Controller

/s/ C. E. ANDREWS C. E. Andrews, Executive Vice President, Accounting and Risk Management

SLM Student Loan Trust 1999-2
Officer's Certificate

Indenture Trustee	Eligible Lender Trustee
Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, NA
60 Wall Street, 26th Floor	500 Stanton Christiana Rd
MS NYC60-2606/CTAG	3rd Floor/OPS4
New York, NY 10005	Newark, DE 19713
Attn: Michele Voon	Corporate Trust Division
(212) 250-7699	(302) 552-6279

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2003 through December 31, 2003 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

        February 11, 2004

Sallie Mae, Inc., as Administrator

/s/ MARK DALY Mark Daly Managing Director, Corporate Finance Sallie Mae, Inc.	/s/ J. LANCE FRANKE J. Lance Franke Sr. Vice President, Corporate Finance Sallie Mae, Inc.

SLM Student Loan Trust 1999-3
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2004

TO:	Indenture Trustee	Eligible Lender Trustee
	Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, National Association
	100 Plaza One, MS JCY03 0606	Christiana Center/OPS4, 500 Stanton Christiana Road
	Jersey City, New Jersey 07311	Newark, Delaware 19713
	Attn: Corporate Trust & Agency Group	Attn: Corporate Trust Department
Copy:		The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2004 through December 31, 2004 under this Agreement and under the Servicing Agreement dated as of December 1, 1999 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE Inc., as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ ROBERT A. CRAWFORD Robert A. Crawford, Senior Vice President and Controller

/s/ C. E. ANDREWS C. E. Andrews, Executive Vice President, Accounting and Risk Management

SLM Student Loan Trust 1999-3
Officer's Certificate

Indenture Trustee	Eligible Lender Trustee
Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, NA
60 Wall Street, 26th Floor	500 Stanton Christiana Rd
MS NYC60-2606/CTAG	3rd Floor/OPS4
New York, NY 10005	Newark, DE 19713
Attn: Michele Voon	Corporate Trust Division
(212) 250-7699	(302) 552-6279

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2003 through December 31, 2003 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

        February 11, 2004

Sallie Mae, Inc., as Administrator

/s/ MARK DALY Mark Daly Managing Director, Corporate Finance Sallie Mae, Inc.	/s/ J. LANCE FRANKE J. Lance Franke Sr. Vice President, Corporate Finance Sallie Mae, Inc.

SLM Student Loan Trust 2000-1
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2004

TO:	Indenture	Eligible Lender Trustee
	Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, National Association
	100 Plaza One, MS JCY03 0606	Christiana Center/OPS4, 500 Stanton Christiana Rd
	Jersey City, New Jersey 07311	Newark, Delaware 19713
	Attn: Corporate Trust & Agency Group	Attn: Corporate Trust Department
Copy:		The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2004 through December 31, 2004 under this Agreement and under the Servicing Agreement dated as of February 15, 2000 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE Inc., as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ ROBERT A. CRAWFORD Robert A. Crawford, Senior Vice President and Controller

/s/ C. E. ANDREWS C. E. Andrews, Executive Vice President, Accounting and Risk Management

SLM Student Loan Trust 2000-1
Officer's Certificate

Indenture Trustee	Eligible Lender Trustee
Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, NA
60 Wall Street, 26th Floor	500 Stanton Christiana Rd
MS NYC60-2606/CTAG	3rd Floor/OPS4
New York, NY 10005	Newark, DE 19713
Attn: Michele Voon	Corporate Trust Division
(212) 250-7699	(302) 552-6279

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2003 through December 31, 2003 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

        February 11, 2004

Sallie Mae, Inc., as Administrator

/s/ MARK DALY Mark Daly Managing Director, Corporate Finance	/s/ J. LANCE FRANKE J. Lance Franke Sr. Vice President, Corporate Finance

SLM Student Loan Trust 2000-2
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2004

TO:	Indenture Trustee	Eligible Lender Trustee
	Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, National Association
	100 Plaza One, MS JCY03 0606	Christiana Center/OPS4, 500 Stanton Christiana Road
	Jersey City, New Jersey 07311	Newark, Delaware 19713
	Attn: Corporate Trust & Agency Group	Attn: Corporate Trust Department
Copy:		The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2004 through December 31, 2004 under this Agreement and under the Servicing Agreement dated as of March 28, 2000 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE Inc., as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ ROBERT A. CRAWFORD Robert A. Crawford, Senior Vice President and Controller

/s/ C. E. ANDREWS C. E. Andrews, Executive Vice President, Accounting and Risk Management

SLM Student Loan Trust 2000-2
Officer's Certificate

Indenture Trustee	Eligible Lender Trustee
Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, NA
60 Wall Street, 26th Floor	500 Stanton Christiana Rd
MS NYC60-2606/CTAG	3rd Floor/OPS4
New York, NY 10005	Newark, DE 19713
Attn: Michele Voon	Corporate Trust Division
(212) 250-7699	(302) 552-6279

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2003 through December 31, 2003 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

        February 11, 2004

Sallie Mae, Inc., as Administrator

/s/ MARK DALY Mark Daly Managing Director, Corporate Finance Sallie Mae, Inc.	/s/ J. LANCE FRANKE J. Lance Franke Sr. Vice President, Corporate Finance Sallie Mae, Inc.

SLM Student Loan Trust 2000-3
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2004

TO:	Indenture Trustee	Eligible Lender Trustee
	Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, National Association
	100 Plaza One, MS JCY03 0606	Christiana Center/OPS4, 500 Stanton Christiana Road
	Jersey City, New Jersey 07311	Newark, Delaware 19713
	Attn: Corporate Trust & Agency Group	Attn: Corporate Trust Department
Copy:		The Chase Manhattan Bank, N.A.
450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2004 through December 31, 2004 under this Agreement and under the Servicing Agreement dated as of April 26, 2000 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE Inc., as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ ROBERT A. CRAWFORD Robert A. Crawford, Senior Vice President and Controller

/s/ C. E. ANDREWS C. E. Andrews, Executive Vice President, Accounting and Risk Management

SLM Student Loan Trust 2000-3
Officer's Certificate

Indenture Trustee	Eligible Lender Trustee
Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, NA
60 Wall Street, 26th Floor	500 Stanton Christiana Rd
MS NYC60-2606/CTAG	3rd Floor/OPS4
New York, NY 10005	Newark, DE 19713
Attn: Michele Voon	Corporate Trust Division
(212) 250-7699	(302) 552-6279

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2003 through December 31, 2003 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

        February 11, 2004

Sallie Mae, Inc., as Administrator

/s/ MARK DALY Mark Daly Managing Director, Corporate Finance Sallie Mae, Inc.	/s/ J. LANCE FRANKE J. Lance Franke Sr. Vice President, Corporate Finance Sallie Mae, Inc.

SLM Student Loan Trust 2000-4
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2004

TO:	Indenture Trustee	Eligible Lender Trustee
	Deutsche Bank Trust Company America	Chase Manhattan Bank USA, National Association
	100 Plaza One, MS JCY03 0606	Christiana Center/OPS4, 500 Stanton Christiana Road
	Jersey City, New Jersey 07311	Newark, Delaware 19713
	Attn: Corporate Trust & Agency Group	Attn: Corporate Trust Department
Copy:		The Chase Manhattan Bank, N.A.
450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2004 through December 31, 2004under this Agreement and under the Servicing Agreement dated as of September 26, 2000 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE Inc., as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ ROBERT A. CRAWFORD Robert A. Crawford, Senior Vice President and Controller

/s/ C. E. ANDREWS C. E. Andrews, Executive Vice President, Accounting and Risk Management

SLM Student Loan Trust 2000-4
Officer's Certificate

Indenture Trustee	Eligible Lender Trustee
Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, NA
60 Wall Street, 26th Floor	500 Stanton Christiana Rd
MS NYC60-2606/CTAG	3rd Floor/OPS4
New York, NY 10005	Newark, DE 19713
Attn: Michele Voon	Corporate Trust Division
(212) 250-7699	(302) 552-6279

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2003 through December 31, 2003 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

        February 11, 2004

Sallie Mae, Inc., as Administrator

/s/ MARK DALY Mark Daly Managing Director, Corporate Finance Sallie Mae, Inc.	/s/ J. LANCE FRANKE J. Lance Franke Sr. Vice President, Corporate Finance Sallie Mae, Inc.

SLM Student Loan Trust 2001-1
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2004

TO:	Indenture Trustee	Eligible Lender Trustee
	Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, National Association
	100 Plaza One, MS JCY03 0606	Christiana Center/OPS4, 500 Stanton Christiana Road
	Jersey City, New Jersey 07311	Newark, Delaware 19713
	Attn: Corporate Trust & Agency Group	Attn: Corporate Trust Department
Copy:		The Chase Manhattan Bank, N.A.
450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2004 through December 31, 2004 under this Agreement and under the Servicing Agreement dated as of March 08, 2001 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE Inc., as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ ROBERT A. CRAWFORD Robert A. Crawford, Senior Vice President and Controller

/s/ C. E. ANDREWS C. E. Andrews, Executive Vice President, Accounting and Risk Management

SLM Student Loan Trust 2001-1
Officer's Certificate

Indenture Trustee	Eligible Lender Trustee
Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, NA
60 Wall Street, 26th Floor	500 Stanton Christiana Rd
MS NYC60-2606/CTAG	3rd Floor/OPS4
New York, NY 10005	Newark, DE 19713
Attn: Michele Voon	Corporate Trust Division
(212) 250-7699	(302) 552-6279

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2003 through December 31, 2003 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

        February 11, 2004

Sallie Mae, Inc., as Administrator

/s/ MARK DALY Mark Daly Managing Director, Corporate Finance Sallie Mae, Inc.	/s/ J. LANCE FRANKE J. Lance Franke Sr. Vice President, Corporate Finance Sallie Mae, Inc.

SLM Student Loan Trust 2001-2
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2004

TO:	Indenture Trustee	Eligible Lender Trustee
	Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, National Association
	100 Plaza One, MS JCY03 0606	Christiana Center/OPS4, 500 Stanton Christiana Road
	Jersey City, New Jersey 07311	Newark, Delaware 19713
	Attn: Corporate Trust & Agency Group	Attn: Corporate Trust Department
Copy:		The Chase Manhattan Bank, N.A.
450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2004 through December 31, 2004 under this Agreement and under the Servicing Agreement dated as of June 07, 2001 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE Inc., as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ ROBERT A. CRAWFORD Robert A. Crawford, Senior Vice President and Controller

/s/ C. E. ANDREWS C. E. Andrews, Executive Vice President, Accounting and Risk Management

SLM Student Loan Trust 2001-2
Officer's Certificate

Indenture Trustee	Eligible Lender Trustee
Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, NA
60 Wall Street, 26th Floor	500 Stanton Christiana Rd
MS NYC60-2606/CTAG	3rd Floor/OPS4
New York, NY 10005	Newark, DE 19713
Attn: Michele Voon	Corporate Trust Division
(212) 250-7699	(302) 552-6279

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2003 through December 31, 2003 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

        February 11, 2004

Sallie Mae, Inc., as Administrator

/s/ MARK DALY Mark Daly Managing Director, Corporate Finance Sallie Mae, Inc.	/s/ J. LANCE FRANKE J. Lance Franke Sr. Vice President, Corporate Finance Sallie Mae, Inc.

SLM Student Loan Trust 2001-3
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2004

TO:	Indenture Trustee	Eligible Lender Trustee
	Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, National Association
	100 Plaza One, MS JCY03 0606	Christiana Center/OPS4, 500 Stanton Christiana Road
	Jersey City, New Jersey 07311	Newark, Delaware 19713
	Attn: Corporate Trust & Agency Group	Attn: Corporate Trust Department
Copy:		The Chase Manhattan Bank, N.A.
450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2004 through December 31, 2004 under this Agreement and under the Servicing Agreement dated as of August 02, 2001 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE Inc., as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ ROBERT A. CRAWFORD Robert A. Crawford, Senior Vice President and Controller

/s/ C. E. ANDREWS C. E. Andrews, Executive Vice President, Accounting and Risk Management

SLM Student Loan Trust 2001-3
Officer's Certificate

Indenture Trustee	Eligible Lender Trustee
Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, NA
60 Wall Street, 26th Floor	500 Stanton Christiana Rd
MS NYC60-2606/CTAG	3rd Floor/OPS4
New York, NY 10005	Newark, DE 19713
Attn: Michele Voon	Corporate Trust Division
(212) 250-7699	(302) 552-6279

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2003 through December 31, 2003 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

        February 11, 2004

Sallie Mae, Inc., as Administrator

/s/ MARK DALY Mark Daly Managing Director, Corporate Finance Sallie Mae, Inc.	/s/ J. LANCE FRANKE J. Lance Franke Sr. Vice President, Corporate Finance Sallie Mae, Inc.

SLM Student Loan Trust 2001-4
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2004

TO:	Indenture Trustee	Eligible Lender Trustee
	Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, National Association
	100 Plaza One, MS JCY03 0606	Christiana Center/OPS4, 500 Stanton Christiana Road
	Jersey City, New Jersey 07311	Newark, Delaware 19713
	Attn: Corporate Trust & Agency Group	Attn: Corporate Trust Department
Copy:		The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2004 through December 31, 2004 under this Agreement and under the Servicing Agreement dated as of December 12, 2001 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE Inc., as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ ROBERT A. CRAWFORD Robert A. Crawford, Senior Vice President and Controller

/s/ C. E. ANDREWS C. E. Andrews, Executive Vice President, Accounting and Risk Management

SLM Student Loan Trust 2001-4
Officer's Certificate

Indenture Trustee	Eligible Lender Trustee
Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, NA
60 Wall Street, 26th Floor	500 Stanton Christiana Rd
MS NYC60-2606/CTAG	3rd Floor/OPS4
New York, NY 10005	Newark, DE 19713
Attn: Michele Voon	Corporate Trust Division
(212) 250-7699	(302) 552-6279

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2003 through December 31, 2003 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

        February 11, 2004

Sallie Mae, Inc., as Administrator

/s/ MARK DALY Mark Daly Managing Director, Corporate Finance Sallie Mae, Inc.	/s/ J. LANCE FRANKE J. Lance Franke Sr. Vice President, Corporate Finance Sallie Mae, Inc.

SLM Student Loan Trust 2002-1
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2004

TO:	Indenture Trustee	Eligible Lender Trustee
	Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, National Association
	100 Plaza One, MS JCY03 0606	Christiana Center/OPS4, 500 Stanton Christiana Road
	Jersey City, New Jersey 07311	Newark, Delaware 19713
	Attn: Corporate Trust & Agency Group	Attn: Corporate Trust Department
Copy:		The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2004 through December 31, 2004 under this Agreement and under the Servicing Agreement dated as of March 05, 2002 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE Inc., as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ ROBERT A. CRAWFORD Robert A. Crawford, Senior Vice President and Controller

/s/ C. E. ANDREWS C. E. Andrews, Executive Vice President, Accounting and Risk Management

SLM Student Loan Trust 2002-1
Officer's Certificate

Indenture Trustee	Eligible Lender Trustee
Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, NA
60 Wall Street, 26th Floor	500 Stanton Christiana Rd
MS NYC60-2606/CTAG	3rd Floor/OPS4
New York, NY 10005	Newark, DE 19713
Attn: Michele Voon	Corporate Trust Division
(212) 250-7699	(302) 552-6279

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2003 through December 31, 2003 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

        February 11, 2004

Sallie Mae, Inc., as Administrator

/s/ MARK DALY Mark Daly Managing Director, Corporate Finance Sallie Mae, Inc.	/s/ J. LANCE FRANKE J. Lance Franke Sr. Vice President, Corporate Finance Sallie Mae, Inc.

SLM Student Loan Trust 2002-2
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2004

TO:	Indenture Trustee	Eligible Lender Trustee
	Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, National Association
	100 Plaza One, MS JCY03 0606	Christiana Center/OPS4, 500 Stanton Christiana Road
	Jersey City, New Jersey 07311	Newark, Delaware 19713
	Attn: Corporate Trust & Agency Group	Attn: Corporate Trust Department
Copy:		The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2004 through December 31, 2004 under this Agreement and under the Servicing Agreement dated as of March 28, 2002 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE Inc., as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ ROBERT A. CRAWFORD Robert A. Crawford, Senior Vice President and Controller

/s/ C. E. ANDREWS C. E. Andrews, Executive Vice President, Accounting and Risk Management

SLM Student Loan Trust 2002-2
Officer's Certificate

Indenture Trustee	Eligible Lender Trustee
Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, NA
60 Wall Street, 26th Floor	500 Stanton Christiana Rd
MS NYC60-2606/CTAG	3rd Floor/OPS4
New York, NY 10005	Newark, DE 19713
Attn: Michele Voon	Corporate Trust Division
(212) 250-7699	(302) 552-6279

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2003 through December 31, 2003 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

        February 11, 2004

Sallie Mae, Inc., as Administrator

/s/ MARK DALY Mark Daly Managing Director, Corporate Finance	/s/ J. LANCE FRANKE J. Lance Franke Sr. Vice President, Corporate Finance
Sallie Mae, Inc.	Sallie Mae, Inc.

SLM Student Loan Trust 2002-3
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2004

TO:	Indenture Trustee	Eligible Lender Trustee
	Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, National Association
	100 Plaza One, MS JCY03 0606	Christiana Center/OPS4, 500 Stanton Christiana Road
	Jersey City, New Jersey 07311	Newark, Delaware 19713
	Attn: Corporate Trust & Agency Group	Attn: Corporate Trust Department
Copy:		The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2004 through December 31, 2004 under this Agreement and under the Servicing Agreement dated as of May 14, 2002 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE Inc., as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ ROBERT A. CRAWFORD Robert A. Crawford, Senior Vice President and Controller

/s/ C. E. ANDREWS C. E. Andrews, Executive Vice President, Accounting and Risk Management

SLM Student Loan Trust 2002-3
Officer's Certificate

Indenture Trustee	Eligible Lender Trustee
Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, NA
60 Wall Street, 26th Floor	500 Stanton Christiana Rd
MS NYC60-2606/CTAG	3rd Floor/OPS4
New York, NY 10005	Newark, DE 19713
Attn: Michele Voon	Corporate Trust Division
(212) 250-7699	(302) 552-6279

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2003 through December 31, 2003 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

        February 11, 2004

Sallie Mae, Inc., as Administrator

/s/ MARK DALY Mark Daly Managing Director, Corporate Finance Sallie Mae, Inc.	/s/ J. LANCE FRANKE J. Lance Franke Sr. Vice President, Corporate Finance Sallie Mae, Inc.

SLM Student Loan Trust 2002-4
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2004

TO:	Indenture Trustee	Eligible Lender Trustee
	Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, National Association
	100 Plaza One, MS JCY03 0606	Christiana Center/OPS4, 500 Stanton Christiana Road
	Jersey City, NJ 07311	Newark, Delaware 19713
	Attn: Corporate Trust & Agency Group	Attn: Corporate Trust Department
Copy:		The Chase Manhattan Bank, N.A. 450 West 33rd Street 15th floor New York, New York 10001 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2004 through December 31, 2004 under this Agreement and under the Servicing Agreement dated as of July 09, 2002 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE Inc., as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ ROBERT A. CRAWFORD Robert A. Crawford, Senior Vice President and Controller

/s/ C. E. ANDREWS C. E. Andrews, Executive Vice President, Accounting and Risk Management

SLM Student Loan Trust 2002-4
Officer's Certificate

Indenture Trustee	Eligible Lender Trustee
Deutsche Bank Trust Company Americas	Chase Manhattan Bank USA, NA
60 Wall Street, 26th Floor	500 Stanton Christiana Rd
MS NYC60-2606/CTAG	3rd Floor/OPS4
New York, NY 10005	Newark, DE 19713
Attn: Michele Voon	Corporate Trust Division
(212) 250-7699	(302) 552-6279

        Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2003 through December 31, 2003 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

        February 11, 2004

Sallie Mae, Inc., as Administrator

/s/ MARK DALY Mark Daly Managing Director, Corporate Finance Sallie Mae, Inc.	/s/ J. LANCE FRANKE J. Lance Franke Sr. Vice President, Corporate Finance Sallie Mae, Inc.

SLM Student Loan Trust 2002-5
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2004

TO:	Indenture Trustee	Eligible Lender Trustee
	The Bank of New York	Chase Manhattan Bank USA, National Association
	One Wall Street	Christiana Center/OPS4, 500 Stanton Christiana Road
	New York, New York 10286	Newark, Delaware 19713
	Attn: Corporate Trust-Structured Finance	Attn: Corporate Trust Department
Copy:	The Bank of New York	The Chase Manhattan Bank, N.A.
	2 North LaSalle Street Suite 1020	450 West 33rd Street 15th Floor
	Chicago, Illinois 60602	New York, New York 10001
	Attn: Corporate Trust-Structured Finance	Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2004 through December 31, 2004 under this Agreement and under the Servicing Agreement dated as of August 29, 2002 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE Inc., as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ ROBERT A. CRAWFORD Robert A. Crawford, Senior Vice President and Controller

/s/ C. E. ANDREWS C. E. Andrews, Executive Vice President, Accounting and Risk Management

SLM Student Loan Trust 2002-5
Officer's Certificate

Indenture Trustee	Eligible Lender Trustee
The Bank of New York	Chase Manhattan Bank USA, NA
2 North LaSalle St	500 Stanton Christiana Rd
Suite 1020	3rd Floor/OPS4
Chicago, IL 60602	Newark, DE 19713
Attn: Eric Lindahl	Corporate Trust Division
(312) 827-8564	(302) 552-6279

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2003 through December 31, 2003 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

        February 11, 2004

Sallie Mae, Inc., as Administrator

/s/ MARK DALY Mark Daly Managing Director, Corporate Finance Sallie Mae, Inc.	/s/ J. LANCE FRANKE J. Lance Franke Sr. Vice President, Corporate Finance Sallie Mae, Inc.

SLM Student Loan Trust 2002-6
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2004

TO:	Indenture Trustee	Eligible Lender Trustee
	The Bank of New York	Chase Manhattan Bank USA, National Association
	One Wall Street	Christiana Center/OPS4, 500 Stanton Christiana Road
	New York, New York 10286	Newark, Delaware 19713
	Attn: Corporate Trust-Structured Finance	Attn: Corporate Trust Department
Copy:	The Bank of New York	The Chase Manhattan Bank, N.A.
	2 North LaSalle Street Suite 1020	450 West 33rd Street 15th Floor
	Chicago, Illinois 60602	New York, New York 10001
	Attn: Corporate Trust-Structured Finance	Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2004 through December 31, 2004 under this Agreement and under the Servicing Agreement dated as of November 05, 2002 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE Inc., as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ ROBERT A. CRAWFORD Robert A. Crawford, Senior Vice President and Controller

/s/ C. E. ANDREWS C. E. Andrews, Executive Vice President, Accounting and Risk Management

SLM Student Loan Trust 2002-6
Officer's Certificate

Indenture Trustee	Eligible Lender Trustee
The Bank of New York	Chase Manhattan Bank USA, NA
2 North LaSalle St	500 Stanton Christiana Rd
Suite 1020	3rd Floor/OPS4
Chicago, IL 60602	Newark, DE 19713
Attn: Eric Lindahl	Corporate Trust Division
(312) 827-8564	(302) 552-6279

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2003 through December 31, 2003 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

        February 11, 2004

Sallie Mae, Inc., as Administrator

/s/ MARK DALY Mark Daly Managing Director, Corporate Finance Sallie Mae, Inc.	/s/ J. LANCE FRANKE J. Lance Franke Sr. Vice President, Corporate Finance Sallie Mae, Inc.

SLM Student Loan Trust 2002-7
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2004

TO:	Indenture Trustee	Eligible Lender Trustee
	The Bank of New York	Chase Manhattan Bank USA, National Association
	One Wall Street	Christiana Center/OPS4, 500 Stanton Christiana Road
	New York, New York 10286	Newark, Delaware 19713
	Attn: Corporate Trust-Structured Finance	Attn: Corporate Trust Department
Copy:	The Bank of New York	JP Morgan Chase Bank
	2 North LaSalle Street Suite 1020	450 West 33rd Street 15th Floor
	Chicago, Illinois 60602	New York, New York 10001
	Attn: Corporate Trust-Structured Finance	Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2004 through December 31, 2004 under this Agreement and under the Servicing Agreement dated as of November 26, 2002 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE Inc., as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ ROBERT A. CRAWFORD Robert A. Crawford, Senior Vice President and Controller

/s/ C. E. ANDREWS C. E. Andrews, Executive Vice President, Accounting and Risk Management

SLM Student Loan Trust 2002-7
Officer's Certificate

Indenture Trustee	Eligible Lender Trustee
The Bank of New York	Chase Manhattan Bank USA, NA
2 North LaSalle St	500 Stanton Christiana Rd
Suite 1020	3rd Floor/OPS4
Chicago, IL 60602	Newark, DE 19713
Attn: Eric Lindahl	Corporate Trust Division
(312) 827-8564	(302) 552-6279

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2003 through December 31, 2003 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

        February 11, 2004

Sallie Mae, Inc., as Administrator

/s/ MARK DALY Mark Daly Managing Director, Corporate Finance Sallie Mae, Inc.	/s/ J. LANCE FRANKE J. Lance Franke Sr. Vice President, Corporate Finance Sallie Mae, Inc.

SLM Student Loan Trust 2002-8
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2004

TO:	Indenture Trustee	Eligible Lender Trustee
	The Bank of New York	Chase Manhattan Bank USA, National Association
	101 Barclay Street, 12 East One	Christiana Center/OPS4, 500 Stanton Christiana Road
	New York, New York 10286	Newark, Delaware 19713
	Attn: Corporate Trust-Structured Finance	Attn: Corporate Trust Department
Copy:	The Bank of New York	JP Morgan Chase Bank
	2 North LaSalle Street Suite 1020	450 West 33rd Street 15th Floor
	Chicago, Illinois 60602	New York, New York 10001
	Attn: Corporate Trust-Structured Finance	Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2004 through December 31, 2004 under this Agreement and under the Servicing Agreement dated as of December 18, 2002 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE Inc., as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ ROBERT A. CRAWFORD Robert A. Crawford, Senior Vice President and Controller

/s/ C. E. ANDREWS C. E. Andrews, Executive Vice President, Accounting and Risk Management

SLM Student Loan Trust 2002-8
Officer's Certificate

Indenture Trustee	Eligible Lender Trustee
The Bank of New York	Chase Manhattan Bank USA, NA
2 North LaSalle St	500 Stanton Christiana Rd
Suite 1020	3rd Floor/OPS4
Chicago, IL 60602	Newark, DE 19713
Attn: Eric Lindahl	Corporate Trust Division
(312) 827-8564	(302) 552-6279

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 1, 2003 through December 31, 2003 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

        February 11, 2004

Sallie Mae, Inc., as Administrator

/s/ MARK DALY Mark Daly Managing Director, Corporate Finance Sallie Mae, Inc.	/s/ J. LANCE FRANKE J. Lance Franke Sr. Vice President, Corporate Finance Sallie Mae, Inc.

SLM Student Loan Trust 2003-1
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2004

TO:	Indenture Trustee	Eligible Lender Trustee
	The Bank of New York	Chase Manhattan Bank USA, National Association
	One Wall Street	Christiana Center/OPS4, 500 Stanton Christiana Road
	New York, New York 10286	Newark, Delaware 19713
	Attn: Corporate Trust-Structured Finance	Attn: Corporate Trust Department
Copy:	The Bank of New York	JP Morgan Chase Bank
	2 North LaSalle Street Suite 1020	450 West 33rd Street 15th Floor
	Chicago, Illinois 60602	New York, New York 10001
	Attn: Corporate Trust-Structured Finance	Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2004 through December 31, 2004 under this Agreement and under the Servicing Agreement dated as of January 31, 2003 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE Inc., as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ ROBERT A. CRAWFORD Robert A. Crawford, Senior Vice President and Controller

/s/ C. E. ANDREWS C. E. Andrews, Executive Vice President, Accounting and Risk Management

SLM Student Loan Trust 2003-1
Officer's Certificate

Indenture Trustee	Eligible Lender Trustee
The Bank of New York	Chase Manhattan Bank USA, NA
2 North LaSalle St	500 Stanton Christiana Rd
Suite 1020	3rd Floor/OPS4
Chicago, IL 60602	Newark, DE 19713
Attn: Eric Lindahl	Corporate Trust Division
(312) 827-8564	(302) 552-6279

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from January 31, 2003 through December 31, 2003 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

        February 11, 2004

Sallie Mae, Inc., as Administrator

/s/ MARK DALY Mark Daly Managing Director, Corporate Finance Sallie Mae, Inc.	/s/ J. LANCE FRANKE J. Lance Franke Sr. Vice President, Corporate Finance Sallie Mae, Inc.

SLM Student Loan Trust 2003-2
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2004

TO:	Indenture Trustee	Eligible Lender Trustee
	The Bank of New York	Chase Manhattan Bank USA, National Association
	101 Barclay Street 8 West	Christiana Center/OPS4, 500 Stanton Christiana Road
	New York, New York 10286	Newark, Delaware 19713
	Attn: Corporate Trust-Structured Finance	Attn: Corporate Trust Department
Copy:	The Bank of New York	JP Morgan Chase Bank
	2 North LaSalle Street Suite 1020	450 West 33rd Street 15th Floor
	Chicago, Illinois 60602	New York, New York 10001
	Attn: Corporate Trust-Structured Finance	Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2004 through December 31, 2004 under this Agreement and under the Servicing Agreement dated as of March 04, 2003 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE Inc., as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ ROBERT A. CRAWFORD Robert A. Crawford, Senior Vice President and Controller

/s/ C. E. ANDREWS C. E. Andrews, Executive Vice President, Accounting and Risk Management

SLM Student Loan Trust 2003-2
Officer's Certificate

Indenture Trustee	Eligible Lender Trustee
The Bank of New York	Chase Manhattan Bank USA, NA
2 North LaSalle St	500 Stanton Christiana Rd
Suite 1020	3rd Floor/OPS4
Chicago, IL 60602	Newark, DE 19713
Attn: Eric Lindahl	Corporate Trust Division
(312) 827-8564	(302) 552-6279

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from March 4, 2003 through December 31, 2003 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

        February 11, 2004

Sallie Mae, Inc., as Administrator

/s/ MARK DALY Mark Daly Managing Director, Corporate Finance Sallie Mae, Inc.	/s/ J. LANCE FRANKE J. Lance Franke Sr. Vice President, Corporate Finance Sallie Mae, Inc.

SLM Student Loan Trust 2003-3
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2004

TO:	Indenture Trustee	Eligible Lender Trustee
	The Bank of New York	Chase Manhattan Bank USA, National Association
	101 Barclay Street 8 West	Christiana Center/OPS4, 500 Stanton Christiana Road
	New York, New York 10286	Newark, Delaware 19713
	Attn: Corporate Trust-Structured Finance	Attn: Corporate Trust Department
Copy:	The Bank of New York	JP Morgan Chase Bank
	2 North LaSalle Street Suite 1020	450 West 33rd Street 15th Floor
	Chicago, Illinois 60602	New York, New York 10001
	Attn: Corporate Trust-Structured Finance	Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2004 through December 31, 2004 under this Agreement and under the Servicing Agreement dated as of March 26, 2003 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE Inc., as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ ROBERT A. CRAWFORD Robert A. Crawford, Senior Vice President and Controller

/s/ C. E. ANDREWS C. E. Andrews, Executive Vice President, Accounting and Risk Management

SLM Student Loan Trust 2003-3
Officer's Certificate

Indenture Trustee	Eligible Lender Trustee
The Bank of New York	Chase Manhattan Bank USA, NA
2 North LaSalle St	500 Stanton Christiana Rd
Suite 1020	3rd Floor/OPS4
Chicago, IL 60602	Newark, DE 19713
Attn: Eric Lindahl	Corporate Trust Division
(312) 827-8564	(302) 552-6279

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from March 26, 2003 through December 31, 2003 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

        February 11, 2004

Sallie Mae, Inc., as Administrator

/s/ MARK DALY Mark Daly Managing Director, Corporate Finance Sallie Mae, Inc.	/s/ J. LANCE FRANKE J. Lance Franke Sr. Vice President, Corporate Finance Sallie Mae, Inc.

SLM Student Loan Trust 2003-4
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2004

TO:	Indenture Trustee	Eligible Lender Trustee
	The Bank of New York	Chase Manhattan Bank USA, National Association
	101 Barclay Street 8 West	Christiana Center/OPS4, 500 Stanton Christiana Road
	New York, New York 10286	Newark, Delaware 19713
	Attn: Corporate Trust-Structured Finance	Attn: Corporate Trust Department
Copy:	The Bank of New York	JP Morgan Chase Bank
	2 North LaSalle Street Suite 1020	450 West 33rd Street 15th Floor
	Chicago, Illinois 60602	New York, New York 10001
	Attn: Corporate Trust-Structured Finance	Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2004 through December 31, 2004 under this Agreement and under the Servicing Agreement dated as of April 16, 2003 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE Inc., as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ ROBERT A. CRAWFORD Robert A. Crawford, Senior Vice President and Controller

/s/ C. E. ANDREWS C. E. Andrews, Executive Vice President, Accounting and Risk Management

SLM Student Loan Trust 2003-4
Officer's Certificate

Indenture Trustee	Eligible Lender Trustee
The Bank of New York	Chase Manhattan Bank USA, NA
2 North LaSalle St	500 Stanton Christiana Rd
Suite 1020	3rd Floor/OPS4
Chicago, IL 60602	Newark, DE 19713
Attn: Eric Lindahl	Corporate Trust Division
(312) 827-8564	(302) 552-6279

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from April 16, 2003 through December 31, 2003 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

        February 11, 2004

Sallie Mae, Inc., as Administrator

/s/ MARK DALY Mark Daly Managing Director, Corporate Finance Sallie Mae, Inc.	/s/ J. LANCE FRANKE J. Lance Franke Sr. Vice President, Corporate Finance Sallie Mae, Inc.

SLM Student Loan Trust 2003-5
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2004

TO:	Indenture Trustee	Eligible Lender Trustee
	The Bank of New York	Chase Manhattan Bank USA, National Association
	101 Barclay Street 8 West	Christiana Center/OPS4, 500 Stanton Christiana Road
	New York, New York 10286	Newark, Delaware 19713
	Attn: Corporate Trust-Structured Finance	Attn: Corporate Trust Department
Copy:	The Bank of New York	JP Morgan Chase Bank
	2 North LaSalle Street Suite 1020	450 West 33rd Street 15th Floor
	Chicago, Illinois 60602	New York, New York 10001
	Attn: Corporate Trust-Structured Finance	Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2004 through December 31, 2004 under this Agreement and under the Servicing Agreement dated as of May 20th, 2003 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE Inc., as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ ROBERT A. CRAWFORD Robert A. Crawford, Senior Vice President and Controller

/s/ C. E. ANDREWS C. E. Andrews, Executive Vice President, Accounting and Risk Management

SLM Student Loan Trust 2003-5
Officer's Certificate

Indenture Trustee	Eligible Lender Trustee
The Bank of New York	Chase Manhattan Bank USA, NA
2 North LaSalle St	500 Stanton Christiana Rd
Suite 1020	3rd Floor/OPS4
Chicago, IL 60602	Newark, DE 19713
Attn: Eric Lindahl	Corporate Trust Division
(312) 827-8564	(302) 552-6279

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from May 20, 2003 through December 31, 2003 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

        February 11, 2004

Sallie Mae, Inc., as Administrator

/s/ MARK DALY Mark Daly Managing Director, Corporate Finance Sallie Mae, Inc.	/s/ J. LANCE FRANKE J. Lance Franke Sr. Vice President, Corporate Finance Sallie Mae, Inc.

SLM Student Loan Trust 2003-6
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2004

TO:	Indenture Trustee	Eligible Lender Trustee
	The Bank of New York	Chase Manhattan Bank USA, National Association
	101 Barclay Street 8 West	Christiana Center/OPS4, 500 Stanton Christiana Road
	New York, New York 10286	Newark, Delaware 19713
	Attn: Corporate Trust-Structured Finance	Attn: Corporate Trust Department
Copy:	The Bank of New York	JP Morgan Chase Bank
	2 North LaSalle Street Suite 1020	450 West 33rd Street 15th Floor
	Chicago, Illinois 60602	New York, New York 10001
	Attn: Corporate Trust-Structured Finance	Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2004 through December 31, 2004 under this Agreement and under the Servicing Agreement dated as of June 5, 2003 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE Inc., as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ ROBERT A. CRAWFORD Robert A. Crawford, Senior Vice President and Controller

/s/ C. E. ANDREWS C. E. Andrews, Executive Vice President, Accounting and Risk Management

SLM Student Loan Trust 2003-6
Officer's Certificate

Indenture Trustee	Eligible Lender Trustee
The Bank of New York	Chase Manhattan Bank USA, NA
2 North LaSalle St	500 Stanton Christiana Rd
Suite 1020	3rd Floor/OPS4
Chicago, IL 60602	Newark, DE 19713
Attn: Eric Lindahl	Corporate Trust Division
(312) 827-8564	(302) 552-6279

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from June 5, 2003 through December 31, 2003 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

        February 11, 2004

Sallie Mae, Inc., as Administrator

/s/ MARK DALY Mark Daly Managing Director, Corporate Finance Sallie Mae, Inc.	/s/ J. LANCE FRANKE J. Lance Franke Sr. Vice President, Corporate Finance Sallie Mae, Inc.

SLM Student Loan Trust 2003-7
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2004

TO:	Indenture Trustee	Eligible Lender Trustee
	The Bank of New York	Chase Manhattan Bank USA, National Association
	101 Barclay Street 8 West	Christiana Center/OPS4, 500 Stanton Christiana Road
	New York, New York 10286	Newark, Delaware 19713
	Attn: Corporate Trust-Structured Finance	Attn: Corporate Trust Department
Copy:	The Bank of New York	JP Morgan Chase Bank
	2 North LaSalle Street Suite 1020	4 New York Plaza
	Chicago, Illinois 60602	New York, New York 10004
	Attn: Corporate Trust-Structured Finance	Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2004 through December 31, 2004 under this Agreement and under the Servicing Agreement dated as of July 22, 2003 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE Inc., as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ ROBERT A. CRAWFORD Robert A. Crawford, Senior Vice President and Controller

/s/ C. E. ANDREWS C. E. Andrews, Executive Vice President, Accounting and Risk Management

SLM Student Loan Trust 2003-7
Officer's Certificate

Indenture Trustee	Eligible Lender Trustee
The Bank of New York	Chase Manhattan Bank USA, NA
2 North LaSalle St	500 Stanton Christiana Rd
Suite 1020	3rd Floor/OPS4
Chicago, IL 60602	Newark, DE 19713
Attn: Eric Lindahl	Corporate Trust Division
(312) 827-8564	(302) 552-6279

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from July 22, 2003 through December 31, 2003 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

        February 11, 2004

Sallie Mae, Inc., as Administrator

/s/ MARK DALY Mark Daly Managing Director, Corporate Finance Sallie Mae, Inc.	/s/ J. LANCE FRANKE J. Lance Franke Sr. Vice President, Corporate Finance Sallie Mae, Inc.

SLM Student Loan Trust 2003-8
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2004

TO:	Indenture Trustee	Eligible Lender Trustee
	The Bank of New York 101 Barclay Street 8 West New York, New York 10286 Attn: Corporate Trust-Structured Finance	Chase Manhattan Bank USA, National Association Christiana Center/OPS4, 500 Stanton Christiana Road Newark, Delaware 19713 Attn: Corporate Trust Department
Copy:	The Bank of New York 2 North LaSalle Street Suite 1020 Chicago, Illinois 60602 Attn: Corporate Trust-Structured Finance	JP Morgan Chase Bank 4 New York Plaza New York, New York 10004 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2004 through December 31, 2004 under this Agreement and under the Servicing Agreement dated as of August 7, 2003 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE Inc., as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ ROBERT A. CRAWFORD Robert A. Crawford, Senior Vice President and Controller

/s/ C. E. ANDREWS C. E. Andrews, Executive Vice President, Accounting and Risk Management

SLM Student Loan Trust 2003-8
Officer's Certificate

Indenture Trustee The Bank of New York 2 North LaSalle St Suite 1020 Chicago, IL 60602 Attn: Eric Lindahl (312) 827-8564	Eligible Lender Trustee Chase Manhattan Bank USA, NA 500 Stanton Christiana Rd 3rd Floor/OPS4 Newark, DE 19713 Corporate Trust Division (302) 552-6279

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from August 7, 2003 through December 31, 2003 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

        February 11, 2004

Sallie Mae, Inc., as Administrator

/s/ MARK DALY Mark Daly Managing Director, Corporate Finance Sallie Mae, Inc.	/s/ J. LANCE FRANKE J. Lance Franke Sr. Vice President, Corporate Finance Sallie Mae, Inc.

SLM Student Loan Trust 2003-9
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2004

TO:	Indenture Trustee	Eligible Lender Trustee
	The Bank of New York 101 Barclay Street 8 West New York, New York 10286 Attn: Corporate Trust-Structured Finance	Chase Manhattan Bank USA, National Association Christiana Center/OPS4, 500 Stanton Christiana Road Newark, Delaware 19713 Attn: Corporate Trust Department
Copy:	The Bank of New York 2 North LaSalle Street Suite 1020 Chicago, Illinois 60602 Attn: Corporate Trust-Structured Finance	JP Morgan Chase Bank 4 New York Plaza New York, New York 10004 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2004 through December 31, 2004 under this Agreement and under the Servicing Agreement dated as of August 28, 2003 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE Inc., as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ ROBERT A. CRAWFORD Robert A. Crawford, Senior Vice President and Controller

/s/ C. E. ANDREWS C. E. Andrews, Executive Vice President, Accounting and Risk Management

SLM Student Loan Trust 2003-9
Officer's Certificate

Indenture Trustee	Eligible Lender Trustee
The Bank of New York 2 North LaSalle St Suite 1020 Chicago, IL 60602 Attn: Eric Lindahl (312) 827-8564	Chase Manhattan Bank USA, NA 500 Stanton Christiana Rd 3rd Floor/OPS4 Newark, DE 19713 Corporate Trust Division (302) 552-6279

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from August 28, 2003 through December 31, 2003 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

        February 11, 2004

Sallie Mae, Inc., as Administrator

/s/ MARK DALY Mark Daly Managing Director, Corporate Finance Sallie Mae, Inc.	/s/ J. LANCE FRANKE J. Lance Franke Sr. Vice President, Corporate Finance Sallie Mae, Inc.

SLM Student Loan Trust 2003-11
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2004

TO:	Indenture Trustee	Eligible Lender Trustee
	The Bank of New York 101 Barclay Street 8 West New York, New York 10286 Attn: Corporate Trust-Structured Finance	Chase Manhattan Bank USA, National Association Christiana Center/OPS4, 500 Stanton Christiana Road Newark, Delaware 19713 Attn: Corporate Trust Department
Copy:	The Bank of New York 2 North LaSalle Street Suite 1020 Chicago, Illinois 60602 Attn: Corporate Trust-Structured Finance	JP Morgan Chase Bank 4 New York Plaza New York, New York 10004 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2004 through December 31, 2004 under this Agreement and under the Servicing Agreement dated as of October 30, 2003 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE Inc., as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ ROBERT A. CRAWFORD Robert A. Crawford, Senior Vice President and Controller

/s/ C. E. ANDREWS C. E. Andrews, Executive Vice President, Accounting and Risk Management

SLM Student Loan Trust 2003-11
Officer's Certificate

Indenture Trustee	Eligible Lender Trustee
The Bank of New York 2 North LaSalle St Suite 1020 Chicago, IL 60602 Attn: Eric Lindahl (312) 827-8564	Chase Manhattan Bank USA, NA 500 Stanton Christiana Rd 3rd Floor/OPS4 Newark, DE 19713 Corporate Trust Division (302) 552-6279

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from October 30, 2003 through December 31, 2003 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

        February 11, 2004

Sallie Mae, Inc., as Administrator

/s/ MARK DALY Mark Daly Managing Director, Corporate Finance Sallie Mae, Inc.	/s/ J. LANCE FRANKE J. Lance Franke Sr. Vice President, Corporate Finance Sallie Mae, Inc.

SLM Student Loan Trust 2003-12
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2004

TO:	Indenture Trustee	Eligible Lender Trustee
	The Bank of New York 101 Barclay Street 8 West New York, New York 10286 Attn: Corporate Trust-Structured Finance	Chase Manhattan Bank USA, National Association Christiana Center/OPS4, 500 Stanton Christiana Road Newark, Delaware 19713 Attn: Corporate Trust Department
Copy:	The Bank of New York 2 North LaSalle Street Suite 1020 Chicago, Illinois 60602 Attn: Corporate Trust-Structured Finance	JP Morgan Chase Bank 4 New York Plaza New York, New York 10004 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2004 through December 31, 2004 under this Agreement and under the Servicing Agreement dated as of November 25, 2003 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE Inc., as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ ROBERT A. CRAWFORD Robert A. Crawford, Senior Vice President and Controller

/s/ C. E. ANDREWS C. E. Andrews, Executive Vice President, Accounting and Risk Management

SLM Student Loan Trust 2003-12
Officer's Certificate

Indenture Trustee	Eligible Lender Trustee
The Bank of New York 2 North LaSalle St Suite 1020 Chicago, IL 60602 Attn: Eric Lindahl (312) 827-8564	Chase Manhattan Bank USA, NA 500 Stanton Christiana Rd 3rd Floor/OPS4 Newark, DE 19713 Corporate Trust Division (302) 552-6279

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from November 25, 2003 through December 31, 2003 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

        February 11, 2004

Sallie Mae, Inc., as Administrator

/s/ MARK DALY Mark Daly Managing Director, Corporate Finance Sallie Mae, Inc.	/s/ J. LANCE FRANKE J. Lance Franke Sr. Vice President, Corporate Finance Sallie Mae, Inc.

SLM Student Loan Trust 2003-14
Officer's Certificate of the Servicer
Annual Statement of Compliance
As of December 31, 2004

TO:	Indenture Trustee	Eligible Lender Trustee
	The Bank of New York 101 Barclay Street 8 West New York, New York 10286 Attn: Corporate Trust-Structured Finance	Chase Manhattan Bank USA, National Association Christiana Center/OPS4, 500 Stanton Christiana Road Newark, Delaware 19713 Attn: Corporate Trust Department
Copy:	The Bank of New York 2 North LaSalle Street Suite 1020 Chicago, Illinois 60602 Attn: Corporate Trust-Structured Finance	JP Morgan Chase Bank 4 New York Plaza New York, New York 10004 Attn: Structured Finance Services

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we hereby certify that (i) a review of the activities and performance of the Servicer from January 1, 2004 through December 31, 2004 under this Agreement and under the Servicing Agreement dated as of December 11, 2003 has been made under our supervision, and (ii) to the best of our knowledge, the Servicer has fulfilled its obligations in all material respects under this Agreement and under the Servicing Agreement throughout such period.

SALLIE MAE Inc., as Servicer
11600 Sallie Mae Drive
Reston, Virginia 20193

/s/ ROBERT A. CRAWFORD Robert A. Crawford, Senior Vice President and Controller

/s/ C. E. ANDREWS C. E. Andrews, Executive Vice President, Accounting and Risk Management

SLM Student Loan Trust 2003-14
Officer's Certificate

Indenture Trustee	Eligible Lender Trustee
The Bank of New York 2 North LaSalle St Suite 1020 Chicago, IL 60602 Attn: Eric Lindahl (312) 827-8564	Chase Manhattan Bank USA, NA 500 Stanton Christiana Rd 3rd Floor/OPS4 Newark, DE 19713 Corporate Trust Division (302) 552-6279

Pursuant to Section 3.2 of the Administration Agreement (the "Agreement"), we, the undersigned, hereby certify that (i) a review of the activities and performance of the Administrator from December 11, 2003 through December 31, 2003 has been made under our supervision and (ii) to the best of our knowledge, based on such review, the Administrator has fulfilled its obligations in all material respects under the Agreement throughout such period.

        February 11, 2004

Sallie Mae, Inc., as Administrator

/s/ MARK DALY Mark Daly Managing Director, Corporate Finance Sallie Mae, Inc.	/s/ J. LANCE FRANKE J. Lance Franke Sr. Vice President, Corporate Finance Sallie Mae, Inc.

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  Exhibit 19.1